EXHIBIT 32.02

Section 1350 Certification

In connection with this quarterly report of ML Select Futures I LP (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities Exchange Commission on the date hereof, (this “Report”) I, Barbra E. Kocsis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006

By	/s/ Barbra E. Kocsis
Barbra E. Kocsis
Chief Financial Officer
(Principal Financial and Accounting Officer)